Preferred Stock	12 Months Ended
Dec. 31, 2012
Preferred Stock [Abstract]
Preferred Stock

Note Eighteen – Preferred Stock

The Company’s Board of Directors has the authority to issue preferred stock, and to the designation, preferences, rights, dividends and all other attributes of such preferred stock, without any vote or action by the shareholders.  As of December 31, 2012, no such shares were outstanding, nor were any expected to be issued.